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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3
                                 Final Amendment

                        RULE 13E-3 TRANSACTION STATEMENT
                          (Pursuant to Section 13(e) of
                      the Securities Exchange Act of 1934)

                            AT&T CAPITAL CORPORATION
                                (Name of Issuer)

                            AT&T CAPITAL CORPORATION
                         ANTIGUA ACQUISITION CORPORATION
                                THOMAS C. WAJNERT
                      (Name of Person(s) Filing Statement)

                     Common Stock, $.01 par value per share
                         (Title of Class of Securities)

                                  002 06 J 100
                      (CUSIP Number of Class of Securities)


 Antigua Acquisition Corporation                    AT&T Capital Corporation
       1209 Orange Street                               44 Whippany Road
   Wilmington, Delaware 19801                     Morristown, New Jersey 07962
     Attn: Managing Director                     Attn: G. Daniel McCarthy, Esq.
         (302) 658-7581                                  (201) 397-3000


          (Name, Address and Telephone Number of Persons Authorized to
            Receive Notices and Communications on Behalf of Person(s)
                                Filing Statement)

                                   Copies to:

    William R. Dougherty, Esq.                          John P. Mead, Esq.
    Simpson Thacher & Bartlett                          Sullivan & Cromwell
       425 Lexington Avenue                              125 Broad Street
     New York, New York 10017                        New York, New York 10004
          (212) 455-2000                                  (212) 558-4000


                            Steven A. Rosenblum, Esq.
                         Wachtell, Lipton, Rosen & Katz
                               51 West 52nd Street
                            New York, New York 10019
                                 (212) 403-1000

        This statement is filed in connection with (check the appropriate box):
a.[X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b.[ ]   The filing of a registration statement under the Securities Act of 1933.



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c.[ ]   A tender offer.
d.[ ]   None of the above.
        Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [ ]



                            CALCULATION OF FILING FEE
================================================================================
      Transaction Valuation*                           Amount of Filing Fee
--------------------------------------------------------------------------------
           $2,158,140,237                                     $431,629
================================================================================

* The amount shown was estimated solely for purposes of calculation of the filing fee, based upon an assumed (i) 46,992,783 shares of common stock of AT&T Capital Corporation outstanding and a merger price of $45.00 per share and (ii) 2,248,973 stock options being cashed out at a price of $45.00 per share and assuming a weighted average exercise price for the stock options being cashed out of $25.6734 per share of Common Stock).

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:                         Filing Party: AT&T Capital
  $431,629                                                    Corporation
Form or Registration No.:                       Date Filed:  June 28, 1996
  Schedule 14C






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                                  INTRODUCTION

               This Final Amendment supplements and amends the Rule 13e-3 Transaction Statement, as previously amended and supplemented (the "Statement"), which was filed jointly by AT&T Capital Corporation, a Delaware corporation (the "Company"), Antigua Acquisition Corporation, a Delaware corporation ("Merger Sub"), and Thomas C. Wajnert, relating to the merger (the "Merger") of Merger Sub with and into the Company.

               All information set forth below should be read in conjunction with the information contained or incorporated by reference in the Statement as previously amended.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

               Item 3(a)(2) of the Statement is hereby amended and supplemented as follows:

               On October 1, 1996, the Company announced the completion of the Merger of Merger Sub with and into the Company, with the Company as the surviving corporation. As a result of the Merger, stockholders of record of Company Common Stock at the Effective Time will receive $45 in cash, without interest, for each outstanding share of Company Common Stock (other than shares held by the Company or Hercules Limited ("Holdings") or any subsidiary of Holdings, and shares held by dissenting stockholders, if any).


ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

               Item 5 of the Statement is hereby amended and supplemented as follows:

               (a) The Merger was consummated by the filing of a certificate of merger with the Secretary of State of the State of Delaware on October 1, 1996.

               (f) A Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 on Form 15 was filed by the Company with the Securities and Exchange Commission on October 1, 1996.


ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

               Item 10(a) of the Statement is hereby amended and supplemented as follows:

               As a result of the Merger and the transactions consummated in connection therewith, all of the Company's



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outstanding common stock is currently directly or indirectly owned by (i)
certain members of the Company's management (the "Management Investors"), including Thomas C. Wajnert, Chairman of the Board and Chief Executive Officer of the Company, and 24 other members of the Company's Corporate Leadership Team, and (ii) GRS Holding Company Limited, a private United Kingdom holding corporation engaged in the U.K. rail leasing business ("GRSH"), which on a fully diluted basis is approximately 85% beneficially owned by Nomura International plc, a wholly owned subsidiary of The Nomura Securities Co., Ltd. The Management Investors own approximately 3.2% of the Common Stock, and GRSH indirectly owns approximately 96.8% of the Common Stock.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

               Item 13(a) of the Statement is hereby amended and supplemented as follows:

               As noted in the notice sent with a Letter of Transmittal and related documents to stockholders of record of Company Common Stock at the Effective Time, any such stockholder who wishes to exercise its appraisal rights must do so on or before October 24, 1996 by making a written demand to the Company at the address included in such notice.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

               Item 17 of the Statement is hereby amended and supplemented as follows:

               (c)(4) Form of Subscription Agreement between Merger
                      Sub and individual Management Investors.

               (c)(5) Form of Stock Purchase Agreements among
                      Merger Sub, Nomura Europe and individual
                      Management Investors.

               (c)(6) Form of Sales Participation Agreements
                      between Nomura Europe and individual
                      Management Investors.

               (c)(7) Form of Registration Rights Agreement between
                      Merger Sub and Holdings.

               (c)(8) Form of Voting Trust Agreement between Thomas
                      Wajnert and individual Management Investors.

               (c)(9) Form of Stock Option Agreements between the
                      Surviving Corporation and individual
                      Management Investors

               (d)(2) Text of Press Release, dated October 1, 1996.




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                                   SIGNATURES*


               After due inquiry and to the best knowledge and belief of the undersigned, the undersigned certify that the information set forth in this statement is true, complete and correct.

Date:  October 4, 1996

                                                AT&T CAPITAL CORPORATION


                                                By:/s/ EDWARD M. DWYER
                                                   -----------------------------
                                                   Name:  Edward M. Dwyer
                                                   Title: Senior Vice President
                                                            and Chief Financial
                                                            Officer


                                                   /s/ THOMAS C. WAJNERT
                                                   -----------------------------
                                                   Thomas C. Wajnert












* Amendment No. 2 to the Rule 13e-3 Transaction Statement was signed by the Company, Merger Sub and Thomas C. Wajnert. Since the corporate existence of Merger Sub terminated at the Effective Time, only the Company and Thomas C. Wajnert are signing this Final Amendment.



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                                  EXHIBIT INDEX


        Exhibit
        No.                         Description
        -------                     -----------
        (c)(4) Form of Subscription Agreement between Merger Sub and individual Management Investors.

        (c)(5) Form of Stock Purchase Agreement among Merger
               Sub, Nomura Europe and individual Management
               Investors.

        (c)(6) Form of Sale Participation Agreement between
               Nomura Europe and individual Management Investors.

        (c)(7) Form of Registration Rights Agreement between
               Merger Sub and Holdings.

        (c)(8) Form of Voting Trust Agreement between Thomas
               Wajnert and individual Management Investors.

        (c)(9) Form of Stock Option Agreement between the
               Surviving Corporation and individual Management
               Investors

        (d)(2) Text of Press Release, dated October 1, 1996.


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